CONSENT
                                 -------

     Reference is hereby made to the Liquidity Agreement, dated as of

January 27, 1994 (as heretofore amended, the "Liquidity Agreement"),
                                              -------------------
among Clipper Receivables Corporation, as Borrower, PNC Bank, National

Association, as Liquidity Agent, State Street Boston Capital Corporation,

as Program Administrator, and the undersigned commercial lending institutions, as Liquidity Banks.  The undersigned hereby consent to the execution and delivery by Borrower of the Third Amendment to Receivables

Financing Agreement substantially in the form attached hereto as Exhibit A.



     IN WITNESS WHEREOF, the undersigned have executed this Consent as of this 11th day of September, 1995 by their respective duly authorized officers.


                                          PNC BANK, NATIONAL ASSOCIATION, as
                                          Liquidity Agent and a Liquidity Bank

                                          By: /s/  Mark J. Williams
                                              _________________________

                                          Title    Vice President
                                                ------------------------



                                          UNITED STATES NATIONAL BANK OF
                                          OREGON

                                          By: /s/  Craig Christenson
                                             _________________________


                                          Title    Senior Vice President
                                                  ------------------------


===========================================================================



               THIRD AMENDMENT TO RECEIVABLES FINANCING AGREEMENT
               --------------------------------------------------


     THIS THIRD AMENDMENT TO RECEIVABLES FINANCING AGREEMENT, dated as of

September 11, 1995 (this "Amendment"), is among AnnTaylor Funding, Inc. a
                          ---------
Delaware corporation (the "Company"), AnnTaylor, Inc., a Delaware corporation
                           -------
("AnnTaylor"), Clipper Receivables Corporation, a Delaware corporation
 -----------
 ("Lender"), State Street Boston Capital Corporation, a Massachusetts
 --------
 corporation, as administrator for Lender (the "Administrator") and PNC Bank,
                                                -------------
 National Association, a national banking association (the "Relationship
                                                            ------------
 Bank").
 ----



                                BACKGROUND

      1.  The Company, AnnTaylor, Lender, the Administrator and the

 Relationship Bank entered into a Receivables Financing Agreement, dated as of January 27, 1994, as amended by the First Amendment to Receivables

 Financing Agreement, dated as of May 31, 1994, and the Second Amendment to

 Receivables Financing Agreement, dated as of March 31, 1995 (the "Agreement").
                                                                   ---------


      2.   The Company, AnnTaylor, Lender, the Administrator and the

 Relationship Bank desire to amend the Agreement in certain respects as set forth herein.



      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:



     SECTION 1.   Definitions.  The capitalized terms used in this amendment
                  -----------
and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.



     SECTION 2.    Fixed Charge Coverage Ratio.   Section 7.05 (e) of the
                   ---------------------------    ----------------
Agreement is hereby amended by deleting such Section in its entirety, and substituting therefor the following:


             "Permit the Fixed Charge Coverage Ratio, as determined at

          at the end of any fiscal quarter for the preceding four fiscal quarters to be less than the ratio set forth opposite the

          month in which such fiscal quarter ends:


                   Quarter Ended                Minimum Ratio
                   -------------                -------------
                   October 1994                 1.00 to 1.00
                   January 1995                 1.00 to 1.00
                   April 1995                   1.00 to 1.00
                   July 1995                    0.76 to 1.00
                   October 1995                 0.825 to 1.00
                   January 1996                 0.82 to 1.00
                   April 1996                   1.00 to 1.00
                   July 1996                    1.05 to 1.00
                   October 1996 and thereafter  1.10 to 1.00


     SECTION 3.  Definitions of Fixed Charge Coverage Ratio.  The definition
                 -------------------------------------------
of "Fixed Charge Coverage Ratio" that appears in Appendix A to the Agreement is hereby amended by deleting such definition in its entirety, and substituting therefor the following:



          "Fixed Charge Coverage Ratio" shall mean, for any period, the
           ---------------------------
     period, the quotient obtained by dividing (a) EBITDA by (b) the sum of (i) Capital Expenditures paid or accrued during such period excluding (A) any Capital Expenditures made in respect of the
     ---------
     Distribution Center and (B) any Capital Expenditures in the aggregate maximum amount of $28,000,000 made in respect of the leasing or financing of material handling equipment, furniture and fixtures in stores of AnnTaylor and its Subsidiaries, plus (ii) scheduled
                                               ----
     payments made since July 29, 1994 for principal on Indebtedness excluding any payment made upon termination of the transactions
     ---------
     contemplated by this Agreement, plus (iii) Cash Interest Expense
                                     ----
     during such period, plus (iv) income tax expense during such period."
                         ----



     SECTION 4.  Effectiveness.  This Amendment shall become effective as
                 --------------
of date first above written upon (i) receipt by the Administrator of counterparts hereof executed by each of the parties hereto and (ii) receipt by the Relationship Bank of a fee equal to 0.20% of the Lending Limit, which fee shall be allocated among the Administrator, Lender and the Relationship

Bank in such manner as is specified by the Relationship Bank.



     SECTION 5.   Representations and Warranties.  Each of the Company and
                  ------------------------------
AnnTaylor hereby represent and warrant that the representations and warranties set forth in Sections 6.01 and 6.02, respectively, of the
                        -------------     ----
Agreement are true and correct on the date hereof, after giving effect hereto, as if made on the date hereof, and shall be deemed to have been made on the date hereof.


     SECTION 6.  Miscellaneous.  The Agreement, as amended hereby, remains
                 -------------
in full force and effect.  Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby unless otherwise expressly stated.  This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts,

each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  This

Amendment shall be governed by the laws of the State of New York.  The

Company hereby agrees to pay, promptly upon demand, all costs and expenses incurred by Lender, the Administrator or the Relationship Bank in

connection with this Amendment.



     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                            ANNTAYLOR FUNDING, INC.


                                            By: /s/ Walter J. Parks
                                               _________________________


                                            Title   Vice President
                                                  ------------------------



                                            ANNTAYLOR, INC.

                                            By: /s/ Walter J. Parks
                                               _________________________


                                            Title  Senior V.P. - Finance
                                                  ------------------------




                                            CLIPPER RECEIVABLES CORPORATION

                                            By:  /s/ Jeffrey R. Gray
                                               _________________________


                                            Title  Senior Vice President
                                                  ------------------------




                                            STATE STREET BOSTON CAPITAL
                                              CORPORATION, as Administrator


                                            By: /s/ David B. Coleman
                                               _________________________


                                            Title  Managing Director
                                                  ------------------------



                                            PNC BANK, NATIONAL ASSOCIATION

                                            By: /s/ Mark J. Williams
                                               _________________________


                                            Title   Vice President
                                                  ------------------------